Exhibit 10.3

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is entered into as of April 20, 2026, (the “Effective Date”), between Hudson Global Ventures, LLC (“Holder”), on the one hand, and urban-gro, Inc., a Delaware corporation on the other hand (the “Company”), on the other hand. The Company and Hudson are sometimes herein referred to as, the “Parties,” and each, sometimes, a “Party”.

RECITALS

WHEREAS, on October 1, 2024, the Company and Grow Hill, LLC (“Grow Hill”) entered into that certain (i) Loan Agreement (the “Loan Agreement”), pursuant to which the Company issued a Secured Promissory Note (the “Note”) in the amount of $2,100,000 to Grow Hill, and (ii) Security Agreement (the “Security Agreement”, and collectively with the Loan Agreement and the Note, the “Loan Documents”), granting Grow Hill a security interest in the Collateral (as defined in the Loan Agreement) as security for all of the indebtedness and Obligations (as defined in the Loan Agreement) due to Grow Hill under the Loan Agreement, including, without limitation, those arising from the Note (collectively, the “Loan Obligations”);

WHEREAS, on April 20, 2026, Grow Hill assigned the Loan Agreement, Note, and Security Agreement to Holder, including, without limitation, the Loan Obligations due thereunder in the principal amount of $1,952,666.69 (the “Note Balance”), to Holder (the assignment thereof to Holder, the “Assignment”);

WHEREAS, immediately after the Assignment, the Parties entered into that certain forbearance agreement (the “Forbearance Agreement”), pursuant to which Holder agreed to forbear from exercising its rights and remedies available due to the Default under the Loan Documents by the Company, in exchange for the outstanding balance due under the Note being increased to $2,800,000.00 (the “Note Balance”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Forbearance Agreement;

WHEREAS, the Company desires to issue 32,311 shares (the “Exchange Shares”) of the Borrower’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate value of $335,711.29 (the “Note Exchange Amount”), with each Exchange Share being valued at $10.39, in exchange for the Note Balance being reduced by an amount equal to the Note Exchange Amount;

WHEREAS, the Parties agree that the Loan Agreement, and term loan associated therewith, along with any Advances made thereunder, represented a “security”, as that term is commonly defined under the applicable rules and regulations of the Securities Act;

WHEREAS, the Note may be amended or modified, with a written instrument signed by the Parties;

WHEREAS, the transactions envisioned hereunder will be affected in compliance with, and will otherwise satisfy, all requirements of Section 3(a)(9) of the Securities Act; and

WHEREAS, the Parties now desire to enter into this Agreement to effectuate the exchange of the Note Exchange Amount for the Exchange Shares as detailed hereinbelow.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein, and intending to be legally bound hereby, the parties agree as follows:

1. Exchange; Rule 144; Costs and Expenses; Closing.

(a) Exchange. On the terms and subject to the conditions set forth in this Agreement, (i) Holder will, on the Free Trading Date (as defined below), reduce the Current Note Balance by an amount equal to the Note Exchange Amount, and (ii) the Company will issue the Exchange Shares to Holder, on or before 12:00 P.M. New York Time on the Trading Day immediately following the day this Agreement is executed, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, other than restrictions imposed by or arising under federal or state securities laws (the “Exchange”). The Exchange is being made in reliance on the exemption from securities registration provided by Section 3(a)(9) of the Securities Act, and the Company agrees not to take any position to the contrary. All Exchange Shares delivered hereunder shall be delivered via DWAC to Holder’s designated brokerage account. Subject to the securities laws and regulations, the Company agrees to provide all necessary cooperation or assistance that may be required to cause all Exchange Shares delivered hereunder to become Free Trading (the first date such occurs, the “Free Trading Date”). For purposes hereof, the term “Free Trading” means that (a) the Exchange Shares have been cleared and approved for public resale by the compliance departments of Holder’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Holder’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Holder. For purposes of this Agreement, “Trading Day” shall mean a day on which the Nasdaq Capital Market is open for the transaction of business.

(b) Holding Period, Tacking, Legal Opinion. Holder and the Company agree that (i) for the purposes of Rule 144 (“Rule 144”) of the Securities Act, the holding period of the Exchange Shares will include Holder’s holding period of the Note from October 1, 2024, which date is the date that the Note was originally issued, and (ii) the Exchange is being made in reliance on the exemption from securities registration provided by Section 3(a)(9) of the Securities Act. The Company agrees not to take a position contrary to this Section 1(b) in any document, statement, setting, or situation. The Company agrees to take all action necessary to issue the Exchange Shares without restriction, and not containing any restrictive legend without the need for any action by Holder except as set forth in this Section 1(b); provided, however, that the applicable holding period has been met. In furtherance thereof, prior to the Closing, counsel to the Company shall provide an opinion that the Exchange Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions which opinion shall be reasonably acceptable to counsel to Holder (“Rule 144 Opinion”). The Company represents that it is in full compliance with the tests and standards set forth in Rule 144(c)(1) and Rule 144(i)(2) as of the date of this Agreement. The Exchange Shares are being issued in substitution of and exchange for and in satisfaction of a portion of the Note equal to the Note Exchange Amount. The Company acknowledges and understands that the representations and agreements of the Company in this Section 1(b) are a material inducement to Holder’s decision to consummate the transactions contemplated herein. Holder will, to the extent required, execute a representation letter in form and substance reasonably requested by the Company’s transfer agent to support the issuance of the Rule 144 Opinion.

(c) Costs and Expenses. The Company will cover all costs and fees incurred by Holder (including reasonable attorneys’ fees) with respect to the issuance of the Exchange Shares, including, without limitation, providing the requisite legal opinions necessary to effectuate the restrictive legend removal, including, without limitation, the Rule 144 Opinion, and the DWAC of common shares to the brokerage accounts designated by Holder, and any transfer agent fees associated with the transactions contemplated hereunder.

(d) Closing. The consummation of the Exchange (the “Closing”), along with the delivery of the Exchange Shares to Holder shall occur on the date that is mutually agreed to by the Company and Holder by means of the exchange by email of .pdf documents. At or prior to the time the Exchange Shares are delivered to Holder, the Company shall deliver (i) copies of resolutions adopted by the board of directors of the Company and certified by an executive officer of the Company authorizing the execution of this Agreement and delivery of, and performance of the Company’s obligations under this Agreement, including but not limited to the issuance of the Common Stock, and (ii) a legal opinion of the Company’s counsel, the form and substance of which opinion shall be reasonably satisfactory to Holder, regarding, without limitation, validity of the issuance of the Exchange Shares, that the Exchange Shares issued hereunder qualify as an exchange pursuant to Section 3(a)(9) of the Securities Act, and the availability of the tacking of holding periods pursuant to Rule 144. The Parties hereby agree and acknowledge that after the Closing of the Exchange, the remaining balance due under the Note will be $2,464,288.71.

2. Representations and Warranties of Holder. Holder hereby represents and warrants to the Company, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and as of the Delivery Date (as defined below), as follows:

(a) Organization and Qualification. Holder is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Nevada. Holder is duly licensed or qualified and in good standing (or equivalent status as applicable) in each jurisdiction in which the assets owned or leased by it or the character of its activities require it to be licensed or qualified or in good standing (or equivalent status as applicable), except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(b) Authorization; No Restrictions, Consents or Approvals. Holder has the requisite power and authority to enter into and perform its obligations under this Agreement and to cancel its interest in, and to, a portion of the Note Balance equal to the Note Exchange Amount as of the Delivery Date. This Agreement has been duly executed by Holder and constitutes the legal, valid, binding and enforceable obligation of Holder, enforceable against Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies). The execution and delivery of this Agreement and the consummation by Holder of the transactions contemplated herein do not and will not (A) conflict with or violate any of the terms of the articles of organization and operating agreement of Holder or any applicable law relating to Holder, or (B) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which Holder is a party or by which Holder may be bound, or result in the violation by Holder of any laws to which Holder may be subject, in each case in a manner which would prevent the execution or delivery of this Agreement by Holder or would adversely affect the transactions contemplated herein.

(c) Investment Representations. Holder: (i) understands that the Exchange Shares have not been registered under the Securities Act or any other applicable securities laws, and that the Exchange Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 3(a)(9) of the Securities Act; (ii) is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act; and (iii) understands that the Exchange Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement.

(d) No Broker Fees. Holder has not incurred and will not incur any liability for finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, including but not limited to receipt of the Exchange Shares.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to Holder, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and as of the Delivery Date, as follows:

(a) Organization and Qualification. The Company, and each of its subsidiaries, is a corporation and/or company duly organized, validly existing and in good standing under the laws of each respective jurisdiction for which the Company and each of its subsidiaries was incorporated and/or organized, as applicable and each of them has the corporate power and authority to own, lease or operate its assets and properties and to conduct its business as now being conducted. The Company, and each of its subsidiaries, is duly licensed or qualified and in good standing (or equivalent status as applicable) in each jurisdiction in which the assets owned or leased by it or the character of its activities require it to be licensed or qualified or in good standing (or equivalent status as applicable), except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(b) Authorization; No Restrictions, Consents or Approvals. The Company, and each of its subsidiaries, has the requisite corporate power and authority to enter into and perform such parties requisite obligations under this Agreement and to issue the Exchange Shares in accordance with the terms hereof. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, any of the Company’s Board of Directors or its stockholders is required. Once executed, this Agreement will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

(c) Capitalization. The authorized capital stock of the Company, inclusive of common and preferred classes, and the shares thereof issued and outstanding were as set forth in the Commission Documents as of the dates reflected therein. There are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act, except as set forth in the Commission Documents. No securities of the Company are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements or as disclosed in the Commission Documents. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities, or with respect to equity securities issued pursuant to compensatory plans or arrangements, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or the consummation of the transactions described herein or therein, except as disclosed in the Commission Documents. The Company has filed with the Commission true and correct copies of the Company’s Certificate of Incorporation as in effect on the Delivery Date (the “Charter”), and the Company’s Bylaws as in effect on the Delivery Date (the “Bylaws”).

(d) Issuance of Shares. The Common Stock to be issued under this Agreement has been duly authorized by all necessary corporate action on the part of the Company. The Common Stock shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and Holder shall be entitled to all rights accorded to a holder of unregistered shares of Common Stock.

(e) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s Charter or Bylaws, (ii) conflict with or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or is bound, (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market). Except as specifically contemplated by this Agreement or as may be required under any federal or applicable state securities laws and applicable rules of the Nasdaq Capital Market, the Company is not required under any federal, state or local rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or to issue the Common Stock to Holder in accordance with the terms hereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Delivery Date).

(f) Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting.

(i) The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all filings required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the date of this Agreement, no subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date, each Commission Document filed with or furnished to the Commission prior to the date hereof and as of the Delivery Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the date hereof and the Delivery Date, on the date of such amended or superseded filing). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(ii) The consolidated financial statements of the Company included or incorporated by reference in the Commission Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its then consolidated Subsidiaries as of the dates indicated, and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and its then consolidated Subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The summary consolidated financial data included or incorporated by reference in the Commission Documents present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Commission Documents, as of and at the dates indicated. The pro forma condensed combined financial statements and the pro forma combined financial statements and any other pro forma financial statements or data included or incorporated by reference in the Commission Documents comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Commission Documents that are not included or incorporated by reference as required. the Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in Commission Documents which are required to be described in the Commission Documents. All disclosures contained or incorporated by reference in the Commission Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(iii) The Company has timely filed all certifications and statements the Company is required to file under (A) Rule 13a-14 or Rule 15d-14under the Exchange Act or (B) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to all Commission Documents with respect to which the Company is required to file such certifications and statements thereunder.

(g) No Material Adverse Effect; Absence of Certain Changes. Except as disclosed in the Commission Documents, since the date of the most recent audited financial statements of the Company included or incorporated by reference in the Commission Documents, (a) there has not occurred any Material Adverse Effect, or any development that would result in a Material Adverse Effect, and (b) the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of business consistent with past practice in all material respects.

(h) No Material Defaults. Neither the Company nor any subsidiary has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect. the Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

(i) Material Contracts. Neither the Company nor any of its Subsidiaries is in material breach of or default in any respect under the terms of any material contract and, to the knowledge of the Company, as of the date hereof, no other party to any material contract is in material breach of or default under the terms of any material contract. Each material contract is in full force and effect and is a valid and binding obligation of the Company or the Subsidiary of the Company that is party thereto and, to the knowledge of the Company, is a valid and binding obligation of each other party thereto. the Company has not received any written notice of the intention of any other party to a material contract to terminate for default, convenience or otherwise, or not renew, any material contract.

(j) Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code or any similar federal or state bankruptcy law or law for the relief of debtors, nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any other federal or state bankruptcy law or any law for the relief of debtors.

(k) Actions Pending. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company is a party or to which any of the properties of the Company is subject other than proceedings that would have a Material Adverse Effect on the Company and its subsidiaries, individually or in the aggregate, and there are no statutes, regulations, contracts or other documents that are required to be described in any of the Commission Documents or to be filed as exhibits to any of the Commission Documents that are not described or filed as required.

(l) Compliance with Law. Neither the Company nor any of its subsidiaries have received written notice that any of such entities is/are not conducting its business in compliance with all laws, rules and regulations of the jurisdictions in which the Company or any of its subsidiaries is conducting business that are applicable to the Company or any of its subsidiaries, or any of their respective businesses or properties, except where such non-compliance with such laws, rules and regulations would not result in a Material Adverse Effect.

(m) Certain Fees. Neither the Company nor any Subsidiary has incurred or will incur any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.

(n) Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided Holder or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its subsidiaries.

(o) Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is not in receipt of an outstanding notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. The Common Stock is eligible for participation in the DTC book entry system and have shares on deposit at DTC for transfer electronically to third parties via DTC through the Direct Registration System (“DRS”) or Deposit/Withdrawal at Custodian (“DWAC”) delivery system. the Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock are being imposed or is contemplated.

(p) No Broker Fees. The Company has not incurred and will not incur any liability for finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, including but not limited to the issuance of the Exchange Shares.

(q) No Reliance. The Company has not relied on and is not relying on any representations, warranties or other assurances regarding Holder other than the representations and warranties expressly set forth in this Agreement.

(r) No Other Consideration. (a) Holder is neither obligated nor required to contribute, and will not contribute, any cash or other property, other than the reduction of the Note Balance by an amount equal to the Note Exchange Amount in exchange for the Exchange Shares; and (b) the Company is not obligated to pay, and will not pay, any commission or any other remuneration of any kind in connection with the solicitation for the Exchange and the issuance of the Exchange Shares.

(s) Independent Legal Counsel. The Company warrants, represents, and agrees that in executing this Agreement, it does so with full knowledge of the Company’s rights, and that the Company has received, or has had the opportunity to receive, independent legal, tax, and business advice as to these rights. The Company has executed this Agreement as the result of arm’s length negotiations conducted by and among the Parties and their respective counsel or advisors, and free of any fraud, duress, or undue influence

4. [Reserved].

5. Survival of Representations and Warranties and Covenants. All of the representations, warranties and covenants of Holder and the Company contained in this Agreement shall survive the Closing until the latest date permitted by applicable law. The sections of this Agreement that by their nature are intended to survive the Closing will survive under the latest date permitted by applicable law.

6. Defined Terms. Capitalized terms used in this Agreement shall have the meanings ascribed to such terms as set forth below.

(a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 of the Securities Act.

(b) “Business Day” means any day other than (i) Saturday or Sunday and (ii) any other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

(c) “Commission Documents” shall mean those documents filed by the Company with the Securities and Exchange Commission since the filing of the Company’s most recent Annual Report on Form 10-K. For purposes of this Agreement, all references to a registration statement (on any form), or prospectus, or to any amendment or supplement thereto, or any other document filed by the Company pursuant to the Securities Act or the Exchange Act, shall be deemed to include the most recent copy of any such document filed with the Commission through its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Applications system used by the Securities and Exchange Commission (collectively, “EDGAR”).

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

(e) “Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated hereby, (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its Subsidiaries, taken as a whole, and/or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under this Agreement.

(f) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

(g) “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

(h) “Transaction Documents” shall mean the Loan Documents and all other documents entered into in conjunction therewith.

7. General Provisions.

(a) Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Nevada, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Clark County in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address set forth in Section 10.1 and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Severability. If any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

(c) Waiver. The waiver by either party of a breach of or default under any provision of this Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement. Further, any failure or delay on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder shall not operate as a waiver of any such right or remedy or preclude other or further exercise thereof or of any other right or remedy.

(d) Notices. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party may specify in writing pursuant to this Section 7(d). Such notice shall be deemed given: (i) if delivered personally, upon delivery as evidenced by delivery records; (ii) if sent by email, upon confirmation of receipt; (iii) if sent by certified or registered mail, postage prepaid, five (5) days after the date of mailing; of (iv) if sent by nationally recognized express courier, one (1) Business Day after date of delivery with such courier.

If to Holder:

Hudson Global Ventures, LLC

1 Linden Place, Suite 210

Great Neck, NY 11021

Email:

If to the Company:

Urban-gro, Inc.

1715 Panorama Point, Unit G

Lafayette, CO 80026

Attention: Bradley Nattrass

Email:

(e) No Third-Party Beneficiaries. Nothing in this Agreement shall be construed to confer any rights or benefits upon any person other than the parties hereto, and no other person shall have any rights or remedies hereunder.

(f) Public Announcements. The Parties acknowledge and agree that this Agreement and the terms hereof will be required for inclusion in a current report on Form 8-K to be filed by the Company with the Securities and Exchange Commission no later than the business day immediately following the Effective Date.

(g) Interpretation. For purposes of this Agreement, the following rules of interpretation shall apply, except to the extent otherwise expressly provided or the context otherwise requires:

(i) any reference to “$” shall mean U.S. dollars;

(ii) references to “Exhibit,” “Annex,” “Appendix,” “Article,” “Section” or “Sections” in this Agreement refer to the corresponding exhibit, annex, article, section or sections, respectively, of this Agreement;

(iii) all exhibits, appendices, and annexes attached hereto or referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any exhibit, appendix, annex but not otherwise respectively defined therein shall be defined as set forth in this Agreement;

(iv) the headings and captions of each exhibit, appendix, annex, article and section in this Agreement, are provided for convenience only and shall not affect the construction or interpretation of this Agreement;

(v) any reference to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa;

(vi) the words such as “herein,” “hereof,” “hereunder” and “herewith” in this Agreement refer to this Agreement as a whole and not merely to a subdivision in which such words appear;

(vii) the word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or related items or matters immediately following it.

(h) Entire Agreement; Provision Not Construed Against Drafting Party; Time is of the Essence. This Agreement, together with the Transaction Documents, and all other documents referred to herein, constitutes the entire agreement between the Parties and supersedes all prior oral and written agreements between the Parties hereto with respect to the subject matter hereof. This Agreement is: (1) the result of negotiations by and between the Parties; (2) the product of the work and efforts of all Parties; and, (3) shall be deemed to have been drafted by all Parties. Each Party has had the opportunity to be represented by independent legal counsel of its choice. In the event of a dispute, no Party shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party. Time is of the essence with respect to each and every provision of this Agreement.

(i) Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by the Parties. If there is any conflict between the terms of this Agreement, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

(j) Counterparts. This Agreement may be executed in one or more counterparts (including fax, electronic mail and DocuSign counterparts) each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HUDSON GLOBAL VENTURES, LLC

By:	/s/ Seth Ahdoot
Name:	Seth Ahdoot
Title:	Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

URBAN-GRO, INC.

By:	/s/ Bradley Nattrass
Name:	Bradley Nattrass
Title:	Chief Executive Officer